UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 28, 2014

Heritage Oaks Bancorp

(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

000-25020	77-0388249
(Commission File Number)	(IRS Employer Identification No.)

1222 Vine Street, Paso Robles, CA	93446
(Address of principal executive offices)	(Zip Code)

805-369-5200

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On February 28, 2014, Heritage Oaks Bancorp (the “Company”), completed its previously announced merger (the “Merger”) with Mission Community Bancorp (“Mission”), pursuant to an Agreement and Plan of Merger, dated as of October 21, 2013 (the “Merger Agreement”) between the Company and Mission.  At closing, Mission merged with and into the Company, with the Company surviving the merger as the surviving corporation.  Pursuant to the Merger Agreement, holders of Mission common stock have the right to receive $0.2873 in cash and 0.8477 shares of Company common stock for each share of Mission common stock held immediately prior to the effective time of the Merger, plus cash in lieu of fractional shares.  Each outstanding share of the Company’s common stock remained outstanding and was unaffected by the Merger.

Immediately following the merger, Mission Community Bank, a wholly-owned subsidiary of Mission, merged with and into Heritage Oaks Bank, a wholly-owned subsidiary of the Company, with Heritage Oaks Bank surviving the merger as the surviving bank.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which has been filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 22, 2013 and is incorporated herein by reference.

Item 2.03. Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

In connection with the Merger, pursuant to two supplemental indentures, each dated February 28, 2014, by and between the Company and Wells Fargo Bank, National Association, as Trustee, the Company assumed all of Mission’s obligations with respect to its outstanding trust preferred securities, including $3,093,000 of Junior Subordinated Notes, due October 2033, issued by Mission and $5,155,000 of Junior Subordinated Debt Securities, due July 2036 issued by Santa Lucia Bancorp and previously assumed by Mission.

Item 9.01. Financial Statements and Exhibits.

(a)                                 Financial statements of businesses acquired .

Financial statements of the business acquired will be filed by amendment to this Current Report on Form 8-K (this “Report”) no later than 71 days following the date that this Report is required to be filed.

(b)                                 Pro forma financial information

Pro forma financial information will be filed by amendment to this Report no later than 71 days following the date this this Report is required to be filed.

(c)                                  Exhibits

None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heritage Oaks Bancorp

Date: March 6, 2014	By:	/s/ WILLIAM RAVER
William Raver Corporate Secretary